Financial assets	12 Months Ended
Dec. 31, 2022
Disclosure of financial assets [abstract]
Financial assets

13.	Financial assets
Financial assets consisted of the following:

		At December 31,
		2022			2021
	Note	Current	Non-current	Total	Current	Non-current	Total
		(€ million)
Derivative financial assets	17	€13	€21	€34	€53	€—	€53
Financial securities measured at fair value through other comprehensive income	24	96	62	158	67	38	105
Financial securities measured at fair value through profit or loss	24	573	367	940	629	378	1,007
Financial securities measured at amortized cost		3,171	52	3,223	1,087	29	1,116
Financial receivables		469	158	627	65	117	182
Collateral deposits(1)	24	1	50	51	2	45	47
Total financial assets		€4,323	€710	€5,033	€1,903	€607	€2,510
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(1) Collateral deposits are held in connection with derivative transactions and debt obligations
Financial securities measured at amortized cost increased by €2,107 million during the year ended December 31, 2022, mainly driven by the investments of liquidity in financial assets which do not meet all of the conditions to be classified as cash equivalents.
During the year ended December 31, 2021, Credit Suisse Asset Management suspended redemptions and subscriptions of certain supply chain finance funds which the Company holds a position in, and approved the commencement of the liquidation process of the funds. The Company received cash proceeds of approximately 67 percent of its investment during 2021, with no further proceeds received during the year ended December 31, 2022. The remaining position of €137 million as of December 31, 2022 is expected to be fully collectible, as it is a fully insured fund